UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

SVB Financial Group

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive

Santa Clara, California 95054-1191

(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non- Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series C Non-Cumulative Perpetual Preferred Stock, liquidation amount of $100,000 per share (the “Series C Preferred Stock”), by SVB Financial Group (the “Registrant”) on May 13, 2021, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of other stock of the Registrant that rank junior to the Series C Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series C Preferred Stock for the last preceding dividend period, and the ability of the Registrant to declare full dividends on any preferred stock that ranks equally with the Series C Preferred Stock will be subject to certain limitations in the event the Registrant declares partial dividends on the Series C Preferred Stock. The terms of the Series C Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2021, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series C Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Depositary Shares Offering

On May 6, 2021, the Registrant entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed therein, relating to the public offering of 1,000,000 depositary shares (the “Depositary Shares”), each representing a 1/100th interest in a share of the Series C Preferred Stock. The Preferred Stock Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties thereto and termination provisions. The description of the Preferred Stock Underwriting Agreement set forth above is qualified in its entirety by reference to the Preferred Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registrant’s registration statement on Form S-3 (File No. 333-234713) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

The Depositary Shares were issued pursuant to a Deposit Agreement (the “Deposit Agreement”), dated May 13, 2021, among the Registrant, and American Stock Transfer and Trust Company, LLC., acting as depositary, and the holders from time to time of the Depositary Receipts as defined in the Deposit Agreement. A copy of the Deposit Agreement is attached hereto as Exhibit 4.2 and the form of Depositary Receipt is included as Exhibit A of the Deposit Agreement. The form of certificate representing the Series C Preferred Stock is attached hereto as Exhibit 4.3.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Senior Notes Offering

On May 13, 2021, the Registrant issued and sold at the holding company level $500,000,000 aggregate principal amount of its 2.100% Senior Notes due 2028 (the “Notes”). The net proceeds to the Registrant from the sale of the Notes, after deducting underwriting discounts and estimated expenses payable by the Registrant, will be approximately $495.6 million, and will be used by the Registrant for general corporate purposes. The Notes bear interest at an annual rate of 2.100% and will mature on May 15, 2028. The Registrant may redeem the Notes, in whole or in part, at any time and from time to time at the applicable redemption prices set forth in the form of Notes attached hereto as Exhibit 4.7. The Notes were sold pursuant to an underwriting agreement (the “Debt Underwriting Agreement”) with BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed therein, dated May 6, 2021. The Debt Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties thereto and termination provisions. The Notes were issued pursuant to an Indenture, dated September 20, 2010 (the “Indenture”), between the Registrant and U.S. Bank National Association, as trustee, and an Officers’ Certificate, dated May 13, 2021, authorizing the terms of the Notes (the “Officers’ Certificate”).

The above description of the Debt Underwriting Agreement, the Indenture, the Officers’ Certificate and the Notes is qualified in its entirety by reference to the Debt Underwriting Agreement, the Indenture, the Officers’ Certificate and the form of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.2, Exhibit 4.5, Exhibit 4.6 and Exhibit 4.7, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.2, Exhibit 4.6 and Exhibit 4.7 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Notes is attached as Exhibit 5.2 to this Current Report on Form 8-K. Exhibits 5.2 and 23.2 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 6, 2021, among SVB Financial Group and BofA Securities, Inc. and Goldman Sachs & Co LLC, as representatives of the several underwriters listed on Schedule 1 thereto

1.2	Underwriting Agreement, dated May 6, 2021, among SVB Financial Group and BofA Securities, Inc. and Goldman Sachs & Co LLC, as representatives of the several underwriters listed on Schedule 1 thereto

3.1	Certificate of Designations of the Registrant with respect to the Series C Preferred Stock, dated May 12, 2021, filed with the Secretary of State of the State of Delaware and effective May 12, 2021

4.1	Filed as Exhibit 3.1

4.2	Deposit Agreement, dated May 13, 2021, among SVB Financial Group and American Stock Transfer and Trust Company, LLC, acting as depositary, and the holders from time to time of the Depositary Receipts described therein

4.3	Form of certificate representing the Series C Preferred Stock

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2)

4.5	Indenture, dated September 20, 2010, by and between SVB Financial Group and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 20, 2010)

4.6	Officers’ Certificate dated May 13, 2021, delivered pursuant to the Indenture

4.7	Form of 2.100% Senior Notes due 2028

5.1	Opinion of Sullivan & Cromwell LLP with respect to the Depositary Shares

5.2	Opinion of Sullivan & Cromwell LLP with respect to the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Registrant)

Date: May 13, 2021	By:	/s/ Daniel Beck
Name: Daniel Beck Title: Chief Financial Officer